Exhibit 99.2 Sonic Automotive – Investor Presentation October 2020 Updated October 29, 2020

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, anticipated future new vehicle unit sales volume, anticipated future used vehicle unit sales volume, anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, anticipated expense reductions, long-term annual revenue targets, anticipated future growth and profitability in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

Company Overview 3

Sonic Automotive: Who We Are QUICK FACTS 97 14 Our Core Franchised Dealerships Dealerships Collision Centers Segment is a Full-Service Automotive Retailer, Selling New and Used Vehicles, Arranging F&I Product Sales, and Providing (NYSE: SAH) Parts, Service and Collision 20+ 12 Repair a Fortune 500 Automotive Brands States Company and One of the Nation’s Largest Automotive $10.5B $1.5B Retailers Revenue Gross Profit Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales 114K 162K Below-Market Pricing with a No New Vehicles Sold Used Vehicles Sold Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput Note: Revenue, Gross Profit, New & Used Vehicles Sold are for FY 2019 4

Investment Highlights



Multiple Growth And Profit Drivers For Franchised Segment

Broad Revenue Stream Diversification

Unique, High Return EchoPark Business Model

Sonic Automotive

Expect To More Than Double Total Revenue By 2025

EchoPark AUTOMOTIVE

Complementary Relationship – Sonic Franchised And EchoPark

Focused On Expense Control And Strengthening The Balance Sheet

Disciplined Capital Allocation To Accelerate EchoPark Growth

5

Revenue Composition BY GEOGRAPHY Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space SC 2% NV 2% Other * 3% MD 2% VA 2% GA 3% NC 4% CA 28% AL 5% Concentration in Major Metro FL 6% Markets TN 7% CO 9% TX 27% Note: Percentages are Percent of Total Revenue for FY 2019 * Consists of Disposed Stores and Holding Companies 6

Revenue Composition – Diversified Revenue Streams Brand Distribution Business Line Mix % of % of New Vehicle Brand Revenue Franchise Brand Revenue Used Vehicle (Including Wholesale) BMW 23% Mercedes 11% Parts, Service & Collision Repair ("Fixed Operations") Audi 6% Finance & Insurance ("F&I") Lexus 4% Luxury 57% Land Rover 3% 16% Porsche 3% Cadillac 3% 9% 47% MINI 2% Other Luxury (1) 2% Honda 13% Toyota 8% 44% Import 24% Hyundai 1% Volkswagen 1% 35% Other Import (2) 1% EchoPark 11% Non-Franchise 11% Ford 4% 31% Domestic 8% 13% General Motors (3) 4% 5% (1) Includes Volvo, Jaguar, Acura and Infiniti Revenue Gross Profit (2) Includes Nissan, Subaru and Kia (3) Includes Chevrolet, GMC and Buick Note: Percentages are Percent of Total Revenue for FY 2019 Note: Percentages are Percent of Total for FY 2019 7

EchoPark Automotive – A Unique Growth Story The New Car Alternative™ Price. Quality. Convenience. Focus On 10% Below Pre-Owned Market – More Stable Market Than New Vehicle Pricing With Simplified, Easy Market Purchase Experience Unique, High Return Business Model 1 to 4-Year-Old 30% of Guests Vehicles - Nearly New With Travel More Than 30 Minutes Remaining OEM Warranty To Shop Our Inventory Expansion Plan For 140+ Point Distribution Network By 2025 8

EchoPark – High Volume Model Drives Superior Returns

Ultra-Low Pricing	Attractive F&I	High Volume Throughput
May Yield Slightly Negative Front-End Gross Profit Per Unit	Higher Penetration Rates On F&I Products vs. Sonic Franchised Stores	5X Volume Per Store Per Month vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	B (W)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,400	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,200	$2,150	($1,050)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	$3,200	$10,750	$7,550

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

9

Complementary Relationship Between Segments Franchised Dealerships • Thrives When New Vehicle Industry Is • Strong Secular Growth Phase Due To: Healthy, Particularly Where Luxury ✓ Focus On Recession-Resistant Brands Are Strong Pre-Owned Vehicle Market • Diverse Revenue Streams - Some ✓ Below-Market Price Strategy Recession-Resistant ✓ Simplified, Easy Purchase • Relatively Low Fixed Costs And Multiple Experience Operational Levers • If Pre-Owned Vehicle Valuations • Further Growth Opportunities: Decline, EchoPark Should: ✓ Parts and Service Business ✓ Benefit From Rapid Inventory ✓ Used Vehicles Turns, Creating An Even Greater ✓ F&I Penetration Pricing Advantage Over Competitors To Drive Additional Volume 10

Industry-Leading Used Vehicle Volume Throughput

Retail Used Vehicle Unit Sales Per Store Per Month



Sonic Automotive
EchoPark AUTOMOTIVE
69
94
104
329
440
491
Peer Average*
Sonic Franchised (Q2 2020)
Sonic Franchised (Q3 2020)
CarMax**
EchoPark** (Q2 2020)
EchoPark** (Q3 2020)

Utilize Highly Efficient Inventory Sourcing, Pricing And Selling Processes To Maximize Throughput

* Peer Average Is Store Count As Of And Unit Sales For The Quarter Ended June 30, 2020 (Q3 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG
** CarMax Data Is Store Count As Of And Unit Sales For The Quarter Ended August 31, 2020, EchoPark Data Includes Retail Hub Locations Open For At Least Two Full Months
Note: Data Source – Company Filings, Company Websites

Sonic Automotive EchoPark AUTOMOTIVE 11

Inventory Management Expertise Used Vehicle Inventory Days’ Supply 57 36 30 38 34 25 Peer Average* Sonic Franchised Sonic Franchised CarMax** EchoPark EchoPark (June 30, 2020) (September 30, 2020) (June 30, 2020) (September 30, 2020) Low Inventory Days’ Supply Reduces Risk Of Normal Fluctuations In Used Vehicle Valuations And Allows Us To Take Advantage Of Lower Wholesale Prices To Reduce Inventory Acquisition Cost – Data Analytics Tools Enable Accuracy, Consistency And Scalability Of Used Inventory Sourcing And Pricing * Peer Average Is As Of June 30, 2020 (September 30, 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG ** CarMax Data Is As Of August 31, 2020 Note: Data Source – Company Filings, Calculated Based On Trailing Quarter Cost Of Sales If Not Explicitly Disclosed 12

Strategic Direction

Franchised Dealerships

Drive New And Used Vehicle Profit Growth Through Multiple Channels (Traditional Sale Or Lease, Online Selling, Alternative Sources Of Inventory)

Continued Growth Opportunity In Parts & Service, F&I

Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management

EchoPark

Early Stage Strong Secular Growth Phase

Profitability Improving As Older Stores Continue To Mature

Expect 15 Retail Hub Locations And 2 Delivery & Buy Centers By The End Of 2020

Add 25 New Locations Annually In 2021-2025

Accelerated Growth Plan For 140+ Point Distribution Network Delivering 575,000 Unit Sales Annually By 2025

Capital Allocation

Opportunistic Divestitures Of Underperforming Or Capital-Intensive Franchised Dealerships

Strategically Deploy Capital To Accelerate EchoPark's Already Strong Growth

Continue To Monitor Acquisition Opportunities As Market Evolves

13

EchoPark Accelerated Expansion Plan 14

EchoPark – Developing Nationwide Distribution Network 140+ Point Distribution Network By 2025 Existing New Retail Hub New Retail Hub Delivery & Buy Center Retail Hub To Open In 2020 To Open In 2021 Coverage Area 15

EchoPark – Modeled 4-Wall Economics At Maturity

(Modeled Metrics Assume 100% Maturity)	Delivery & Buy Center	Medium Retail Hub	Large Retail Hub
Average Monthly Retail Unit Volume	300	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500	$ 20,500
Total Annual Revenues	$ 82,000,000	$ 210,000,000	$ 420,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 1,700	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	65%	60%	60%
Annual Pre-Tax Profit	$ 2,100,000	$ 7,200,000	$ 14,400,000
Average Compensation Per Employee (with Fringe)	$ 68,000	$ 78,000	$ 78,000
Total Headcount	7	105	170
Sales Experience Guide ("EG") Headcount	N/A	25	50
Average Retail Unit Sales Per EG Per Month	N/A	30.0	30.0
Target Inventory Days' Supply	N/A	30 Days	30 Days
Working Capital Investment	$ -	$ 15,000,000	$ 31,000,000
Inventory Floor Plan Financing	$ -	$ (15,000,000)	$ (31,000,000)
Capital Expenditures, Including Land (Varies By Market)	$1-$2 Million	$7-$12 Million	$20-$25 Million
Estimated Months to Breakeven	3-6 Months	6-9 Months	6-9 Months
Pre-Tax Return On Investment	**55%+**	**35% - 50%**	**28% - 33%**

Note: Estimate average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening (~40% incurred in 3 months prior to opening, ~60% incurred post-opening prior to targeted breakeven). Pre-tax losses for new delivery & buy center locations are expected to be approximately $0.2 million per location.
Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark AUTOMOTIVE
16

EchoPark – Delivery & Buy Center Rollout



Existing Retail Hub

Prospective New Market With Delivery & Buy Center

EchoPark AUTOMOTIVE

Delivery & Buy Center Model

- Tremendous Operating Leverage Utilizing Existing Physical Store For Inventory Reconditioning
- Advertise Inventory In Surrounding Markets
- Complete E-Commerce Sales Into New Markets
- Inspect & Buy Vehicles From Guests After Appraisal With Car Cash App
- Arrange Next-To-Last-Mile Transit To EchoPark Delivery & Buy Center
- Guest Picks Up Vehicle At EchoPark Delivery & Buy Center Near Their Home

Strategic Advantages

- Quick Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Efficient Blend Of Brick And Mortar And E-Commerce Distribution Network

2020 Delivery & Buy Center Openings

- Greenville, SC (Opened July 2020)
- Knoxville, TN

Sonic Automotive EchoPark AUTOMOTIVE

17

EchoPark – 5-Year Accelerated Growth Forecast Total Revenues (In Billions) $14.0 Pre-Tax Profit (In Millions) EBITDA (In Millions) Retail Unit Sales Volume $261.0 $221.0 575,000 $17.3 59,000 $5.4 55% 2020E 2025E 2020E 2025E 2020E 2025E CAGR Rate Of Expansion Total Addressable Market • Expect to Open 25 Locations • ~20 Million 0-4 Year Old Per Year From 2021-2025 Vehicle Transactions Annually • 20 Delivery & Buy Centers • Existing 10 Stores Generate $1.5 • 5 Medium Or Large Retail >300,000 Unique Leads On An Hubs Annualized Basis • See 4-Wall Model On Prior • Rapid Expansion To Meet Slide Current Demand And Considerable Upside Opportunity 2020E 2025E Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially. 18

EchoPark Accelerated Expansion Plan Enablers 19

EchoPark – Brand Promise Price. Quality. Convenience. Up To 40% Below Up To 10% Below High Quality, Low Transparent New Vehicle Price Used Vehicle Market Mileage Vehicle With Guest-Centric Price Existing Warranty Experience New Car Feel Zero Reported Buy & Sell Complete Purchase Without The New Accidents On Your Way – In Under An Hour Car Price CARFAX On-Site Or Online The Full Omni - Channel Option 20

→ EchoPark – Full Omni-Channel Infrastructure

EchoPark AUTOMOTIVE

Buy & Sell Your Way

ON-SITE | ONLINE

Customer Facing Technology	Proprietary EchoPark E-Commerce User Interface Developed By Cox Automotive Appraise & Sell Us Your Old Car — Buy Your Nearly New Car Darwin Automotive – Bridging Online And On-Site Purchase Experience
People	Guest Experience Managers; Centralized Appraisals, Inventory Sourcing, Pricing; Centralized Call Support; Centralized F&I; Centralized Marketing
Proprietary Technology	Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

Sonic Automotive EchoPark AUTOMOTIVE
21

Buy & Sell Your Way Buy & Sell Buy Begin Online, Buy Your Way On-Site Finish On-Site Online • Our Blend Of Brick And • Complete A Traditional • Research Online, Utilize • Complete An E- Mortar And E- Vehicle Purchase Chat, Text, Phone, Zoom Commerce Transaction Commerce Strategies Experience With A To Reduce In-Person In Minutes Allows Guests To Modern, Technology- Process Choose Their Preferred Enabled Approach • Select Insurance Buying Approach • Includes Online Trade-In Products And Arrange • Can Be Completed In Appraisal & Review Of Financing • A Flexible, Guest- Under An Hour Financing Options Centric Experience • Pick Up Vehicle At The with Options • Pick Up And Finalize Store Or Curbside At Deal At A Dealership Or Our Delivery & Buy • Car Cash App Delivery & Buy Center Center Appraisal Technology Puts The Right Price Represents ~15% Of Q3 2020 Vehicle On Trade-In Vehicle Sales Transactions 22

EchoPark Segment Historical Data 23

EchoPark – Growth Path $450 16,000 15,127 13,986 $400 13,206 13,207 14,000 12,587 12,676 $350 12,000 11,051 $300 10,000 8,762 $250 7,459 7,698 8,000 (In Millions) (In $200 5,518 6,000 $150 4,496 4,000 $100 2,400 2,049 1,585 1,685 1,673 2,000 $50 941 1,136 660 881 920 764 212 $- - Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 Quarterly Retail Units Quarterly Revenue Post-COVID-19, We Expect To Return To High Rate Of Revenue And Unit Sales Volume Growth From Maturity Of Existing Markets And New Market Openings 24

EchoPark – Adjusted EBITDA Trend $6,352 $6,000 $5,569 $5,299 $5,169 $4,957 $4,792 $4,000 $3,149 $2,000 (In (In Thousands) $- Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 ($1,115) Newly Opened & Future Stores $(2,000) Reduced Adjusted EBITDA By ($2,059) ($2,168) $0.9 Million in Q1 2020, ($2,802) ($3,029) $1.0 Million in Q2 2020, and ($3,353) $1.8 Million in Q3 2020 $(4,000) Note: Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) 25

EchoPark – Market Maturity Comparison Average Monthly Retail Unit Volume - 150 300 450 600 750 900 1,050 1,200 1,350 1,500 1,650 1,800 Denver/Colorado Springs Opened Q4 2014 * Dallas Acquired Q3 2017 Houston Retail Hub Opened Q4 2018 nd 2 Retail Hub Opened September 2020 Newer Markets Continue To Charlotte Grow Sales Volume In Line Retail Hub Opened Q4 2018 Delivery & Buy Center Opened July 2020 With Model Long Beach Opened December 2019 Tampa Opened April 2020 San Antonio Opened Q1 2018 ** Q3 2020 Q3 2019 * This Market Converted To Current EchoPark 1-4 Year Old Vehicle Inventory And Pricing Model In Q2 2018 ** This Market Began To Pilot An Outlet Model Selling 1-8 Year Old Vehicles In November 2019 26

Franchised Dealerships Segment 27

Franchised Dealerships

84 Franchised Dealerships

20+ Brands, Luxury Weighted

New & Used Vehicle Sales
Parts & Service (P&S)
Finance & Insurance (F&I)

14 Collision Repair Centers

20 Major Metropolitan Markets

Focused On Inventory Mix and Attractive Pricing to Drive Growth and Profitability


Mercedes-Benz
Sonic
Automotive
JAGUAR
LAND ROVER

Sonic Automotive EchoPark AUTOMOTIVE

28

Franchised Dealerships – Geographic Footprint Headquartered in 84 Stores, 20+ Brands, Platforms in Major Charlotte, NC 14 Collision Repair Centers Metro Markets 29

Franchised Dealerships – Strategic Levers Grow Parts and Service Acquire Potential High Maximize Return Stores F&I Penetration Divest Multiple Growth Underperforming Used Vehicle or Capital-Intensive Drivers Volume Stores Throughput SG&A Expense Inventory Discipline Sourcing Omni-Channel Apply Platform EchoPark Learnings 30

Q3 2020 Financial Snapshot 31

Q3 2020 – Consolidated Continuing Operations Better/(Worse) than Q3 2019 (In millions, except per share data) Q3 2020 $ % Revenues $2,548.5 ($154.2) (5.7%) Gross profit $376.6 ($10.2) (2.6%) SG&A expenses(1) $257.2 $39.7 13.4% SG&A expenses as % of gross profit(1) 68.3% 840 bps Earnings from continuing operations before taxes(1) $80.7 $40.1 99.0% Continuing Ops: Net income(2) $60.0 $30.8 105.7% Diluted earnings per share(2) $1.35 $0.69 104.5% Revenues & Gross Profit Lower Due To The Effect Of Franchise Disposals ($99 Million Of Revenue, $13 Million Of Gross Profit Change From Q3 2019) And Impact Of COVID-19 Pandemic SG&A Expense Reductions Continue To Drive Profit And EPS Growth In Q3 2020 (1) Q3 2020 Includes $3.2 Million Pre-Tax Benefit, Worth 80 Basis Points As A % Of Gross Profit, Related To Gain On Franchise Disposals (2) Q3 2020 Includes $2.3 Million After-Tax Benefit, Worth $0.06 Per Share, Related To Gain On Franchise Disposals 32

Q3 2020 – Consolidated SG&A Expenses As % Of Gross Profit Expect To Reduce SG&A Expenses By Approximately $84 Million Annualized On Go- Forward Basis At 17 Million SAAR Levels, Compared To Pre-COVID-19 Levels 840 bps Better 68.3% 76.7% 21.7% 17.2% 3.3% 3.7% 47.6% 44.9% 2.5% 4.1% Q3 2020 Q3 2019 Advertising Comp Rent Other Excluding $3.2 Million Pre-Tax Gain on Franchise Disposals, Q3 2020 SG&A Expenses As % Of Gross Profit Were 69.1%, Down 760 Basis Points From Q3 2019 Refer To Appendix For Calculation And Reconciliation of Adjusted SG&A Expenses As % Of Gross Profit (A Non-GAAP Measure) 33

Strong Balance Sheet And Liquidity September 30, 2020 December 31, 2019 (In Millions) Cash and cash equivalents $ 125.7 $ 29.1 Availability under the 2016 Revolving Credit Facility 189.1 230.7 Availability under our used vehicle floor plan facilities(1) - 17.1 Availability under the 2019 Mortgage Facility 5.8 3.1 Availability under the 2020 Line Of Credit Facility 57.0 - Floor plan deposit balance 73.2 - Total available liquidity resources $ 450.8 $ 280.0 Covenant Requirement* September 30, 2020 December 31, 2019 Liquidity ratio >= 1.05 1.17 1.11 Fixed charge coverage ratio >= 1.20 1.85 1.60 Total lease adjusted leverage ratio <= 5.75 2.94 3.21 Net debt to Adjusted EBITDA ratio(2) 1.55 2.20 Strategic Management Actions Have Increased Available Liquidity During The COVID-19 Pandemic * As Defined In The 2016 Revolving Credit Facility and 2019 Mortgage Facility (1) During Q2 2020 Sonic Converted Its Used Vehicle Floor Plan Facilities From A Borrowing Base To A VIN-Specific Floor Plan Line. The September 30, 2020 Availability Under This Line Was $91.7 Million. (2) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) 34

Capital Expenditure Discipline Gross Capital Expenditures (In Millions) $234.2 $163.6 $125.6 $137.8 $84.7 FY 2017 FY 2018 FY 2019 FY 2020E FY 2020E (Less Mortgage Proceeds) Strict Capital Allocation Strategy Prioritizes Highest Return On Investment Actual YTD Q3 2020 Gross Capital Expenditures Of $92.1 Million, $38.9 Million Net Of Mortgage Proceeds 35

APPENDIX 36

Non-GAAP Reconciliation – Segment Income

(In millions, except unit data)	Franchised Dealerships Segment Q3 2020	Franchised Dealerships Segment Q3 2019	EchoPark Segment Q3 2020	EchoPark Segment Q3 2019	Consolidated Q3 2020	Consolidated Q3 2019
Revenues	$ 2,163.5	$ 2,390.5	$ 385.1	$ 312.2	$ 2,548.5	$ 2,702.7
Gross profit	$ 347.4	$ 357.3	$ 29.2	$ 29.6	$ 376.6	$ 386.8
SG&A expenses	$ 231.9	$ 274.6	$ 25.3	$ 22.2	$ 257.2	$ 296.8
Adjusted segment income	$ 77.2	$ 38.4	$ 0.2	$ 3.2	$ 77.4	$ 41.6
Gain on franchise disposals	3.2	-	-	-	3.2	-
Segment income	$ 80.4	$ 38.4	$ 0.2	$ 3.2	$ 80.6	$ 41.6
Impairment charges	-	-	-	(1.1)	-	(1.1)
Earnings (loss) from continuing operations before taxes	$ 80.4	$ 38.4	$ 0.2	$ 2.1	$ 80.6	$ 40.5
Adjusted earnings (loss) from continuing operations before taxes	$ 77.2	$ 38.4	$ 0.2	$ 3.2	$ 77.4	$ 41.6
Gain on franchise disposals	3.2	-	-	-	3.2	-
Impairment charges	-	-	-	(1.1)	-	(1.1)
Earnings (loss) from continuing operations before taxes	$ 80.4	$ 38.4	$ 0.2	$ 2.1	$ 80.6	$ 40.5
Adjusted net income (loss) from continuing operations					$ 57.7	$ 29.2
Gain on franchise disposals (before taxes)					3.2	-
Tax effect of items of interest					(0.9)	-
Net income (loss) from continuing operations					$ 60.0	$ 29.2
New vehicle unit sales volume	24,100	30,147	-	-	24,100	30,147
Retail used vehicle unit sales volume	26,363	29,247	15,127	13,206	41,490	42,453

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

37

Non-GAAP Reconciliation – Adjusted Earnings Per Share Q3 2020 Q3 2019 Weighted- Per Weighted- Per Average Share Average Share (In thousands, except per share amounts) Shares Amount Amount Shares Amount Amount Diluted earnings (loss) and shares from continuing operations 44,577 $ 59,988 $ 1.35 44,203 $ 29,168 $ 0.66 Items of interest: Gain on franchise disposals (3,150) - Total pre-tax items of interest $ (3,150) $ - Tax effect of items of interest 827 - Adjusted diluted earnings (loss) and shares from continuing operations 44,577 $ 57,665 $ 1.29 44,203 $ 29,168 $ 0.66 38

Non-GAAP Reconciliation – Adjusted SG&A Expenses Better / (Worse) Q3 2020 Q3 2019 Change % Change Reported : (In thousands) Compensation $ 169,097 $ 184,089 $ 14,992 8.1 % Advertising 9,455 15,856 6,401 40.4 % Rent 13,846 12,721 (1,125) (8.8)% Other 64,776 84,160 19,384 23.0 % Total SG&A expenses $ 257,174 $ 296,826 $ 39,652 13.4 % Items of interest: Gain on franchise disposals 3,150 - Total SG&A Adjustments $ 3,150 $ - Adjusted : Total adjusted SG&A expenses $ 260,324 $ 296,826 $ 36,502 12.3 % Reported SG&A expenses as a % of gross profit: Compensation 44.9% 47.6% 270 bps Advertising 2.5% 4.1% 160 bps Rent 3.7% 3.3% (40) bps Other 17.2% 21.7% 450 bps Total SG&A expenses as a % of gross profit 68.3% 76.7% 840 bps Items of interest: Gain on franchise disposals 0.8% - % Total effect of adjustments 0.8% - % Adjusted Total SG&A expenses as a % of gross profit 69.1% 76.7% 760 bps 39

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	LTM* Q3 2020
Net Income (Loss)	$ 86,311	$ 93,193	$ 92,983	$ 51,650	$ 144,137	$ (62,418)
Provision For Income Taxes	55,962	59,899	13,198	22,645	54,954	(2,522)
Income (Loss) Before Taxes	$ 142,273	$ 153,092	$ 106,181	$ 74,295	$ 199,091	$ (64,940)
Non-Floor Plan Interest	49,524	48,034	50,531	52,049	50,475	42,278
Depreciation and Amortization	72,130	81,034	92,127	96,652	95,646	93,631
Stock-Based Compensation Expense	9,814	11,165	11,119	11,853	10,797	11,241
Loss (Gain) On Exit Of Leased Dealerships	1,848	1,386	2,157	1,709	(170)	-
Impairment Charges	17,955	8,063	9,394	29,514	20,768	286,551
Loss (Gain) On Debt Extinguishment	-	(6)	14,607	-	6,690	6,690
Long-Term Compensation Charges	-	-	-	32,522	-	-
Loss (Gain) on Franchise Disposals	(2,748)	48	(9,980)	(39,307)	(74,812)	(31,514)
Adjusted EBITDA	$ 290,796	$ 302,816	$ 276,136	$ 259,287	$ 308,485	$ 343,937
Long-Term Debt (Including Current Portion)	$ 814,581	$ 882,678	$ 1,024,703	$ 945,083	$ 706,886	$ 733,597
Cash and Equivalents	(3,625)	(3,108)	(6,352)	(5,854)	(29,103)	(125,739)
Floor Plan Deposit Balance	(74,000)	(10,000)	(3,000)	-	-	(73,180)
Net Debt	$ 736,956	$ 869,570	$ 1,015,351	$ 939,229	$ 677,783	$ 534,678
Net Debt To Adjusted EBITDA Ratio	2.53	2.87	3.68	3.62	2.20	1.55

* LTM Q3 2020 Is For The Twelve Month Period Ended September 30, 2020. Balance Sheet Amounts For LTM Q3 2020 Are As Of September 30, 2020.

Sonic Automotive EchoPark AUTOMOTIVE

40

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)	Q3 2020 Franchised Dealerships Segment	Q3 2020 EchoPark Segment	Q3 2020 Discontinued Operations	Q3 2020 Total	Q3 2019 Franchised Dealerships Segment	Q3 2019 EchoPark Segment	Q3 2019 Discontinued Operations	Q3 2019 Total
Net Income (Loss)				$ 59,818				$ 29,010
Provision For Income Taxes				20,620				11,307
Income (Loss) Before Taxes	$ 80,434	$ 239	$ (235)	$ 80,438	$ 38,417	$ 2,123	$ (223)	$ 40,317
Non-Floor Plan Interest	9,781	147	-	9,928	12,011	402	-	12,413
Depreciation And Amortization	21,004	2,763	-	23,767	21,561	2,703	-	24,264
Stock-Based Compensation Expense	3,153	-	-	3,153	2,681	-	-	2,681
Impairment Charges	26	-	-	26	-	1,124	-	1,124
Gain On Franchise Disposals	(3,388)	-	-	(3,388)	823	-	-	823
Adjusted EBITDA	$ 111,010	$ 3,149	$ (235)	$ 113,924	$ 75,493	$ 6,352	$ (223)	$ 81,622

(In thousands)	Q2 2020 Franchised Dealerships Segment	Q2 2020 EchoPark Segment	Q2 2020 Discontinued Operations	Q2 2020 Total	Q2 2019 Franchised Dealerships Segment	Q2 2019 EchoPark Segment	Q2 2019 Discontinued Operations	Q2 2019 Total
Net Income (Loss)				$ 30,791				$ 26,599
Provision For Income Taxes				6,353				10,009
Income (Loss) Before Taxes	$ 34,856	$ 2,577	$ (289)	$ 37,144	$ 35,129	$ 1,693	$ (213)	$ 36,608
Non-Floor Plan Interest	8,938	234	-	9,172	12,599	431	-	13,030
Depreciation And Amortization	20,514	2,758	-	23,272	21,736	2,668	-	24,404
Stock-Based Compensation Expense	2,971	-	-	2,971	2,612	-	-	2,612
Impairment Charges	833	-	-	833	-	-	-	-
Gain On Franchise Disposals	1,117	-	-	1,117	356	-	-	356
Adjusted EBITDA	$ 69,229	$ 5,569	$ (289)	$ 74,509	$ 72,432	$ 4,792	$ (213)	$ 77,010

41

→ Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ (199,333)				$ 42,221
Provision For Income Taxes				(44,200)				18,935
Income (Loss) Before Taxes	$ (245,344)	$ 2,096	$ (285)	$ (243,533)	$ 61,156	$ 180	$ (180)	$ 61,156
Non-Floor Plan Interest	10,043	365	-	10,408	11,829	433	-	12,262
Depreciation And Amortization	20,144	2,708	-	22,852	20,824	2,418	-	23,242
Stock-Based Compensation Expense	2,427	-	-	2,427	2,814	-	-	2,814
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(170)	-	-	(170)
Impairment Charges	268,000	-	-	268,000	26	1,926	-	1,952
Gain On Franchise Disposals	-	-	-	-	(46,750)	-	-	(46,750)
Adjusted EBITDA	$ 55,270	$ 5,169	$ (285)	$ 60,154	$ 49,729	$ 4,957	$ (180)	$ 54,506

(In thousands)

	Q4 2019				Q4 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 46,307				$ 21,821
Provision For Income Taxes				14,703				9,150
Income (Loss) Before Taxes	$ 75,466	$ (14,518)	$ 62	$ 61,010	$ 37,388	$ (6,196)	$ (221)	$ 30,971
Non-Floor Plan Interest	12,335	435	-	12,770	12,902	423	89	13,414
Depreciation And Amortization	20,972	2,765	-	23,737	21,086	2,211	-	23,297
Stock-Based Compensation Expense	2,690	-	-	2,690	1,264	-	-	1,264
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1,080)	3	89	(988)
Impairment Charges	1,075	16,617	-	17,692	14,053	1,500	-	15,553
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Gain On Franchise Disposals	(29,242)	-	-	(29,242)	(158)	-	-	(158)
Adjusted EBITDA	$ 89,986	$ 5,299	$ 62	$ 95,347	$ 85,455	$ (2,059)	$ (43)	$ 83,353

42

→ Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 29,010				$ 15,118
Provision For Income Taxes				11,307				7,262
Income (Loss) Before Taxes	$ 38,417	$ 2,123	$ (223)	$ 40,317	$ 28,087	$ (5,455)	$ (252)	$ 22,380
Non-Floor Plan Interest	12,011	402	-	12,413	12,279	423	98	12,800
Depreciation And Amortization	21,561	2,703	-	24,264	22,140	1,999	-	24,139
Stock-Based Compensation Expense	2,681	-	-	2,681	4,578	-	-	4,578
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	24	4	103	131
Impairment Charges	-	1,124	-	1,124	-	-	-	-
Gain On Franchise Disposals	823	-	-	823	88	-	-	88
Adjusted EBITDA	$ 75,493	$ 6,352	$ (223)	$ 81,622	$ 67,196	$ (3,029)	$ (51)	$ 64,116

(In thousands)

	Q2 2019				Q2 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 26,599				$ 16,905
Provision For Income Taxes				10,009				8,142
Income (Loss) Before Taxes	$ 35,129	$ 1,693	$ (213)	$ 36,608	$ 53,176	$ (27,832)	$ (297)	$ 25,047
Non-Floor Plan Interest	12,599	431	-	13,030	12,349	406	106	12,861
Depreciation And Amortization	21,736	2,668	-	24,404	22,801	1,919	-	24,720
Stock-Based Compensation Expense	2,612	-	-	2,612	3,049	-	-	3,049
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2,618)	6	106	(2,506)
Impairment Charges	-	-	-	-	10,317	-	-	10,317
Long-Term Compensation Charges	-	-	-	-	-	23,333	-	23,333
Gain On Franchise Disposals	356	-	-	356	(38,047)	-	-	(38,047)
Adjusted EBITDA	$ 72,432	$ 4,792	$ (213)	$ 77,010	$ 61,027	$ (2,168)	$ (85)	$ 58,774

43

Non-GAAP Reconciliation – Adjusted EBITDA

	Q1 2019				Q1 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 42,221				$ (2,194)
Provision For Income Taxes				18,935				(1,910)
Income (Loss) Before Taxes	$ 61,156	$ 180	$ (180)	$ 61,156	$ 10,830	$ (14,686)	$ (248)	$ (4,104)
Non-Floor Plan Interest	11,829	433	-	12,262	12,469	389	115	12,973
Depreciation And Amortization	20,824	2,418	-	23,242	22,830	1,666	-	24,496
Stock-Based Compensation Expense	2,814	-	-	2,814	2,962	-	-	2,962
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	4,955	7	109	5,071
Impairment Charges	26	1,926	-	1,952	3,561	82	-	3,643
Long-Term Compensation Charges	-	-	-	-	-	9,189	-	9,189
Gain On Franchise Disposals	(46,750)	-	-	(46,750)	(1,190)	-	-	(1,190)
Adjusted EBITDA	$ 49,729	$ 4,957	$ (180)	$ 54,506	$ 56,417	$ (3,353)	$ (24)	$ 53,040

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 21,821				$ 61,952
Provision For Income Taxes				9,150				(8,399)
Income (Loss) Before Taxes	$ 37,388	$ (6,196)	$ (221)	$ 30,971	$ 57,822	$ (3,976)	$ (293)	$ 53,553
Non-Floor Plan Interest	12,902	423	89	13,414	12,449	276	123	12,848
Depreciation And Amortization	21,086	2,211	-	23,297	22,639	1,314	-	23,953
Stock-Based Compensation Expense	1,264	-	-	1,264	2,217	-	-	2,217
Loss (Gain) On Exit Of Leased Dealerships	(1,080)	3	89	(988)	23	-	118	141
Impairment Charges	14,053	1,500	-	15,553	6,079	-	-	6,079
Long-Term Compensation Charges	-	-	-	-	-	1,271	-	1,271
Gain On Franchise Disposals	(158)	-	-	(158)	(1,507)	-	(6)	(1,513)
Adjusted EBITDA	$ 85,455	$ (2,059)	$ (43)	$ 83,353	$ 99,722	$ (1,115)	$ (58)	$ 98,549

44

Non-GAAP Reconciliation – Adjusted EBITDA Q3 2018 Q3 2017 Franchised Franchised Dealerships EchoPark Discontinued Dealerships EchoPark Discontinued Segment Segment Operations Total Segment Segment Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 45

Relative Change In Wholesale Price & Retail Price 15.00% 10.00% 5.00% 0.00% -5.00% -10.00% -15.00% Average Wholesale Price Average Retail Price 46

Investor Relations Contact: Sonic Automotive Inc. (NYSE: SAH) KCSA Strategic Communications Danny Wieland, Director of Financial Reporting David Hanover / Scott Eckstein ir@sonicautomotive.com sonic@kcsa.com (704) 927-3462 (212) 896-1220